      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 2001.

                                                  REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                      76-0542208
   (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

                         1800 WEST LOOP SOUTH, SUITE 500
                              HOUSTON, TEXAS 77027
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                      INTEGRATED ELECTRICAL SERVICES, INC.
                        1999 INCENTIVE COMPENSATION PLAN
                            (FULL TITLE OF THE PLAN)

                                JOHN F. WOMBWELL
                         1800 WEST LOOP SOUTH, SUITE 500
                              HOUSTON, TEXAS 77027
                                 (713) 860-1500
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                             ---------------------

                       CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                                                   PROPOSED
                                                                   PROPOSED         MAXIMUM
                                                  AMOUNT            MAXIMUM        AGGREGATE      AMOUNT OF
                                                  TO BE         OFFERING PRICE     OFFERING      REGISTRATION
  TITLE OF SECURITIES TO BE REGISTERED         REGISTERED(1)     PER SHARE(2)      PRICE(2)          FEE
--------------------------------------------------------------------------------------------------------------
Common Stock $.01 Par Value Per Share        3,500,000 Shares       $8.90         $31,150,000      $7,787.50
==============================================================================================================

(1) The number of Shares of Common Stock registered herein is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act, based upon the average of the high and low prices of the Registrant's Common Stock on the New York Stock Exchange on June 4, 2001.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

         Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this registration statement in accordance with Rule 428 under the Securities Act 0f 1933 (the "Securities Act") and the Note to part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 is being filed by Integrated Electrical Services, Inc. (the "Company"), solely to register additional securities. In accordance with General Instruction E of Form S-8, the Company hereby incorporates by reference the contents of the Company's registration statement on Form S-8 (333-91041) relating to the Nonexecutive Incentive Compensation Plan (now known as the 1999 Incentive Compensation Plan), as amended.

ITEM 8.  EXHIBITS.

Exhibit
Number           Description
--------         -----------

   4.1           Specimen Common Stock Certificate (incorporated by reference to
                 Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No. 333-38715)).

   4.2 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (No. 333-38715)).

   4.3 Bylaws (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended September 30, 1999).

   4.4*          Integrated Electrical Services, Inc. 1999 Incentive
                 Compensation Plan.

   4.5 Annual Report on Form 10-K for the year ended September 30, 2000 (incorporated by reference).

   5.1* Opinion of Vinson & Elkins L.L.P. as to the legality of the shares being registered.

  23.1*          Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

  23.2*          Consent of Arthur Andersen, LLP.

  24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

----------------------------
*filed herewith

                                   SIGNATURES

                                 THE REGISTRANT

           Pursuant to the requirements of the Securities Act, Integrated Electrical Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on June 7, 2001.

                                        INTEGRATED ELECTRICAL SERVICES, INC.
                                        (Registrant)

                                        By: /s/ H. DAVID RAMM
                                           -----------------------------------
                                            H. David Ramm, President, Chief
                                            Executive Officer and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of INTEGRATED ELECTRICAL SERVICES, INC. (the "Company") hereby constitutes and appoints H. David Ramm, William W. Reynolds, John F. Wombwell, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON MAY 7, 2001.

         Signature                                   Title
         ---------                                   -----

    /s/ C. BYRON SNYDER                 Chairman of the Board of Directors
--------------------------------
        C. Byron Snyder

  /s/ H. DAVID RAMM                     President, Chief Executive Officer
--------------------------------        and Director (Principal Executive
      H. David Ramm                     Officer)


  /s/ HERBERT R. ALLEN                  Director
--------------------------------
      Herbert R. Allen


  /s/ RICHARD L. CHINA                  Director
--------------------------------
      Richard L. China


  /s/ NEIL J. DEPASCAL, JR.             Vice President, Chief Accounting
--------------------------------        Officer (Principal Accounting
      Neil J. DePascal, Jr.             Officer)


  /s/ DONALD PAUL HODEL                 Director
--------------------------------
      Donald Paul Hodel


  /s/ ROBERT C. KELLY                   Director
--------------------------------
      Robert C. Kelly


  /s/ BEN L. MUELLER                    Director
--------------------------------
      Ben L. Mueller


  /s/ RICHARD MUTH                      Director
--------------------------------
      Richard Muth


  /s/ WILLIAM W. REYNOLDS               Executive Vice President, Chief
--------------------------------        Financial Officer (Principal
      William W. Reynolds               Financial Officer)


  /s/ ALAN R. SIELBECK                  Director
--------------------------------
      Alan R. Sielbeck


  /s/ RICHARD L. TUCKER                 Director
--------------------------------
      Richard L. Tucker


  /s/ BOB WEIK                          Director
--------------------------------
      Bob Weik


  /s/ JIM P. WISE                       Director
--------------------------------
      Jim P. Wise


  /s/ JAMES D. WOODS                    Director
--------------------------------
      James D. Woods

                                  EXHIBIT INDEX


Exhibit
Number                              Description
-------                             -----------

   4.1           Specimen Common Stock Certificate (incorporated by reference to
                 Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No. 333-38715)).

   4.2 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (No. 333-38715)).

   4.3 Bylaws (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended September 30, 1999).

   4.4*          Integrated Electrical Services, Inc. 1999 Incentive
                 Compensation Plan.

   4.5 Annual Report on Form 10-K for the year ended September 30, 2000 (incorporated by reference).

   5.1* Opinion of Vinson & Elkins L.L.P. as to the legality of the shares being registered.

  23.1*          Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

  23.2*          Consent of Arthur Andersen, LLP.

  24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

----------------------------
*filed herewith